                CLEARBRIDGE AMERICAN ENERGY MLP FUND INC. ("CBA")

                    CLEARBRIDGE ENERGY MLP FUND INC. ("CEM")

              CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC. ("EMO")

             CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC. ("CTR")

          LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC. ("BWG")

                    LMP CAPITAL AND INCOME FUND INC. ("SCD")

                      LMP CORPORATE LOAN FUND INC. ("TLI")

                    LMP REAL ESTATE INCOME FUND INC. ("RIT")

                   PERMAL HEDGE STRATEGIES FUND I ("PHSF I")

                  PERMAL HEDGE STRATEGIES FUND II ("PHSF II")

                   PERMAL HEDGE STRATEGIES PORTFOLIO ("PHSP")

             WESTERN ASSET EMERGING MARKETS DEBT FUND INC. ("ESD")

            WESTERN ASSET EMERGING MARKETS INCOME FUND INC. ("EMD")

      WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. ("GDO")

               WESTERN ASSET GLOBAL HIGH INCOME FUND INC. ("EHI")

             WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC. ("GDF")

                 WESTERN ASSET HIGH INCOME FUND II INC. ("HIX")

            WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC. ("HIO")

         WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC. ("HYI")

               WESTERN ASSET INTERMEDIATE MUNI FUND INC. ("SBI")

      WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC ("IGI")

              WESTERN ASSET MANAGED HIGH INCOME FUND INC. ("MHY")

               WESTERN ASSET MANAGED MUNICIPALS FUND INC. ("MMU")

              WESTERN ASSET MIDDLE MARKET DEBT FUND INC. ("XWAMX")

          WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC. ("DMO")

         WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC. ("MTT")

             WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC. ("MHF")

               WESTERN ASSET MUNICIPAL PARTNERS FUND INC. ("MNP")

            WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC. ("GFY")

                WESTERN ASSET WORLDWIDE INCOME FUND INC. ("SBW")

                                POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of Kenneth D. Fuller, Robert
Frenkel, Thomas Mandia, John Redding, Mitchell O'Brien and George Hoyt, as a
true and lawful attorney-in-fact and agent of the undersigned with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity, as a member of any limited liability company, as a partner of any partnership or as an officer of any corporation for which the undersigned are otherwise authorized to sign), to execute, deliver and file such forms, with all exhibits thereto, (i) as may be required to be filed from time to time with the Securities and Exchange
Commission with respect to: Sections 13(d) and 16(a) of the Securities Exchange
Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder, as applicable, including without limitation, Schedule 13D, Schedule
13G, statements on Form 3, Form 4 and Form 5 relating to CBA, CEM, EMO, CTR,
BWG, SCD, TLI, RIT, ESD, EMD, GDO, EHI, GDF, HIX, HIO, HYI, IMF, SBI, IGI, MHY,
MMU, DMO, MTT, MHF, MNP, GFY, SBW, XWAMX, PHSF I, PHSF II, PHSP and any
additional closed-end fund management company advised by an affiliate of Legg
Mason, Inc. (each a "Fund", collectively the "Funds") and (ii) in connection with any application for EDGAR access codes, including without limitation the
Form ID, related thereto, granting unto said attorneys-in-fact and agents, and each of them, acting separately, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Each of the lawful attorneys-in-fact and agents named herein may act separately.

Except as otherwise specifically provided herein, this Power of Attorney shall not in any manner revoke, in whole or in part, any Power of Attorney previously executed. This Power of Attorney shall not be revoked by any subsequent Power of Attorney executed in the future, unless such subsequent Power of Attorney specifically refers to this Power of Attorney, or specifically states that the instrument is intended to revoke this Power of Attorney, all prior general
Powers of Attorney or all prior Powers of Attorney.

This Power of Attorney may be revoked by written instrument executed the principal and duly acknowledged. Whenever two or more Powers of Attorney are valid at the same time, the agents appointed on each shall act separately, unless otherwise specified in the documents. Any provision of this Power of
Attorney held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of the Power of
Attorney and the effect thereof shall be confined to the provisions so held to the invalid or unenforceable.

IN WITNESS WHEREOF, I have executed this instrument as of the 15th day of
August, 2014.

/s/ Peter H. Nachtwey
----------------------------------------
Peter H. Nachtwey